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                                                                 Exhibit 24(f)

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     MGA II

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS:


                  That I, IAN R. STUART of East Hampton, Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.

                                       Ian R. Stuart
                                       Director, Senior Vice President,
                                       Chief Financial Officer,
                                       Chief Accounting Officer and Controller
                                       The Travelers Insurance Company
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                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            Travelers Target Maturity
                                     TTM II


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, IAN R. STUART, of East Hampton, Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.



                                        Ian R. Stuart
                                        Director, Senior Vice President,
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Life and Annuity Company